ORDER FULFILLMENT AGREEMENT

This Order Fulfillment Agreement (“Agreement”) is entered into effective as of the 6th day of January , 200 5 (the “Effective Date”), by and between VMRx, Inc. (“ VMRx ”) and Rx Fulfillment Services, Inc. .. (“ RxFS ”)

WHEREAS, VMRx operates an on-line website that allows retail customers to order prescription medications.

WHEREAS, VMRx desires to engage a licensed pharmacy to fill the valid medication orders it receives from physicians on-line.

WHEREAS, RxFS operates a licensed pharmacy and it desires to fill the valid on-line medication orders received by VMRx ..

NOW THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Basic Agreement.   VMRx and RxFS agree to develop a computer and customer service interface for the purposes of conducting valid prescription medication transactions via an on-line telemedicine physician/patient consultation ..   VMRx will build and maintain a web site.   VMRx will also conduct all marketing and merchandising efforts, collect all orders and send orders to RxFS ..   RxFS will be responsible for filling the medication orders and packing and shipping the orders directly to the customer.

2.

Exclusivity.   RxFS will be the exclusive supplier of medication and related product order fulfillment services for VMRx ..

3.

Pricing of Fulfillment Services. RxFS shall have the sole authority to set pricing for the products and services it provides.   The pricing of Fulfillment Services shall equal the cost of the drugs purchased by RxFS plus its retail margin unless the parties shall agree in writing to a different charge at a later time ..  Any different charges for a specific item shall be attached hereto as Exhibit A.

4.

Collections and Tax Matters.    RxFS shall be exclusively responsible for the collection of all payments for orders submitted through VMRx ’s website.  As such, RxFS acknowledges that it or its agent is solely responsible for identifying and resolving sales and use tax collection issues for product orders, including the necessity of charging and collecting such taxes.

5.

Reports. The parties agree to provide each other such reports as are mutually agreed upon or as either party shall reasonably request during the performance of any Fulfillment Services.

Order Fulfillment Agreement - VMRx/2.2005/Page 1

Exhibit 10.2

6.

Payment Terms.

(a)

Fulfillment Services.

RxFS shall invoice the end-user patient, and/or insurance provider, resulting from orders submitted through VMRx’s website for the Fulfillment

  Services setting forth (i) a detailed list of Fulfillment Services provided by RxFS during th at day (e.g., quantity/rate/extension) and (ii) associated charges for the services .

(b)

Billing Disputes. VMRx and RxFS shall use their best efforts to expediently resolve any disputed invoice through negotiations between each party's Account Manager.

(c)

Interest.   RxFS shall assess interest at a rate of 1% per month on all receivables not paid within the above-stated time periods. Interest will start accruing on the 30th day from the date of invoice, and will continue to accrue until all overdue payments, plus interest charges, are paid in full.

7.

Books and Records.

(a)

Recordkeeping. Both parties agree to keep complete and accurate books of account, records, and other documents with respect to this Agreement ("Books and Records"). Such Books and Records shall be kept by both parties for three (3) years following expiration or termination of the Agreement.

(b)

Audit. The Books and Records shall be available for inspection and copying by any qualified representative or agent of a party or its affiliates, at the expense of that party, subject to the following terms and conditions: (a) such examination shall take place at the principal place of business or the location where the Books and Records are regularly maintained, during normal business hours and only to the extent necessary to verify inventory levels and payment amounts; (b) the party demanding the audit shall give the other party at least seven (7) business days' written notice prior to any such examination; (c) both parties shall keep each party's Confidential Information disclosed to it during the examination confidential in accordance with each party's obligations set forth in Section 13 below; and (d) a party may not conduct more than four (4) such inspections during any twelve-month period during the term of this Agreement.

8.

Term and Termination.  This Agreement may be terminated as follows:

(a)

Term and Renewal Option. Unless terminated earlier, the term of this Agreement shall be for a period of five (5) years commencing on the Effective Date and terminating on January 6 , 20 10 ("Expiration Date") (the "Original Term"); provided, however, that VMRx shall have the option of extending the Original Term for three additional one (1) year terms ("Additional Terms") after the Expiration Date on the terms and conditions provided herein, such option to be effected by VMRx providing written notice to RxFS of its intent to extend the Original Term no later than thirty (30) days prior to the Expiration Date or, after the Expiration Date and during an Additional Term, by providing such written notice 30 days prior to the expiration date of the Additional Term, as applicable.

Exhibit 10.2

(b)

Termination. This Agreement may be terminated as follows:

(1)

Breach - by either party, upon 30 days prior written notice to the other party, in the event of a material breach of this Agreement by the other party. The written notice shall specify the precise nature of the breach. In the event the breaching party cures the breach within the 30 day notice period, this Agreement shall not terminate.

(2)

Insolvency - by either party, immediately upon written notice to the other party, in the event the other party voluntarily files or has filed involuntarily against it a petition under the United States Bankruptcy Code, including a petition for Chapter 11 reorganization as set forth in the United States Bankruptcy Code.

(3)

Performance – by VMRx upon 30 days prior written notice to RxFS in the event that RxFS fails to fill the responsibilities hereunder in a reasonable manner that is satisfactory to VMRx ..

(c)

Other Rights. The rights of the parties to terminate this Agreement are not exclusive of any other rights and remedies available at law or in equity, and such rights shall be cumulative. The exercise of any such right or remedy shall not preclude the exercise of any other rights and remedies.

(d)

Post-Termination Performance. Notwithstanding any termination by either party of this Agreement, RxFS shall continue to fulfill all orders from customers, and VMRx shall continue to remit amounts due to RxFS under this Agreement, in connection with any product orders made prior to the effective date of such termination.

(e)

Return of Proprietary Information. Upon termination of this Agreement for any reason, each party shall immediately return to the other all property (including without limitation, Confidential Information and all material related to any customers) that it has received from the other party in connection with the performance of its obligations hereunder except to the extent such property is needed to fulfill its continuing obligations under Section 8(d) above. In such event, such property shall be returned immediately upon the party's fulfillment of its obligations under such Section 8(d).

(f)

Survival. Sections 8(d), 8(e), 8(f), 11, 12, 13 and 14 shall survive any expiration or termination of this Agreement.

9.

License.

(a)

Trademark License.    VMRx hereby grants to RxFS a limited, revocable, non-exclusive license to use the trademarks, logos, or artwork owned or licensed to VMRx and identified in Exhibit I hereto (collectively referred to as the "Licensed Marks"), solely for the purpose of displaying such Licensed Marks on packaging, invoices and customer service correspondence. Other than as contemplated by this Agreement, RxFS shall not make any other use of the Licensed Marks or any related marks or intellectual property of VMRx ..

Exhibit 10.2

10.

Relationship of the Parties.

(a)

Independent Contractors.  The relationship created hereunder between RxFS and VMRx shall be solely that of independent contractors entering into an agreement. No representations or assertions shall be made or actions taken by either party which could imply or establish any agency, joint venture, partnership, employment or trust relationship between the parties with respect to the subject matter of this Agreement.  Neither RxFS nor VMRx shall have any authority or power whatsoever to enter into any agreement, contract or commitment on behalf of the other, or to create any liability or obligation whatsoever on behalf of the other, to any person or entity.

(b)

Customers.   VMRx is not a licensed pharmacy, whereas RxFS is a licensed pharmacy.  Accordingly, VMRx will act as a marketer for the sale of prescription medications.  Customers seeking prescription medications through VMRx ’s website will be directed to RxFS and RxFS will establish a direct pharmacy patient relationship with that customer for the purpose of filling any and all prescription requests.   RxFS will be responsible for exercising its professional judgment with respect to filling the prescription request of each patient.   RxFS responsibilities will include the right and obligation to determine what documentation is necessary for the fulfillment of a prescription request, and the procedures for filling such prescriptions, including the determination not to fill such prescription.   VMRx will not establish a pharmacy patient relationship with such customers, and it will not participate in the prescription fulfillment process.  However, the customers referred to RxFS by VMRx will be derived  through VMRx ’s website and such customers will become part of VMRx ’s and RxFS database.   VMRx shall have sole and exclusive rights to the database and the use of the information contained in the database , except that VMRx will share these rights with RxFS where it concerns prescription fulfillment services ..   RxFS shall have no other rights to the database or the data contained therein.

11.

Representations and Warranties.

(a)

Representations and Warranties of RxFS .  With the knowledge that VMRx is relying thereon in entering into this Agreement, RxFS hereby represents, warrants and covenants as follows:

(1)

RxFS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas ..

(2)

This Agreement constitutes the legal, valid, and binding obligation of RxFS , enforceable against RxFS in accordance with its terms, except as enforcement may be limited by any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and except as enforcement may be limited by general principles of equity. As of the Effective Date, RxFS has taken all corporate action necessary for the authorization, execution and delivery of this Agreement, and for the performance by RxFS of its obligations under this Agreement.

Exhibit 10.2

(3)

Neither the execution and delivery of this Agreement nor the consummation or performance of any obligations hereunder shall, directly or indirectly (with or without notice or lapse of time) in any material respect, contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract to which RxFS is a party.

(4)

RxFS is not and shall not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of its obligations hereunder.

(5)

RxFS is, to its knowledge, and, at all times during the performance of Fulfillment Services under this Agreement, will remain in material compliance with all applicable laws, rules and regulations, including, but not limited to, all state and federal laws regulating the licensing of pharmacies and the dispensing of prescription drugs.

(6)

RxFS is not currently in default under any material contract or agreement.

(b)

Representations and Warranties of VMRx .  With the knowledge that RxFS is relying thereon in entering into this Agreement, VMRx hereby represents, warrants and covenants as follows:

(1)

VMRx is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada , and has the full power to grant the license rights set forth in this Agreement.

(2)

This Agreement constitutes the legal, valid, and binding obligation of VMRx , enforceable against VMRx in accordance with its terms except as enforcement may be limited by any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and except as enforcement may be limited by general principles of equity. As of the Effective Date, VMRx has taken all corporate action necessary for the authorization, execution and delivery of this Agreement, and for the performance by VMRx of its obligations under this Agreement.

(3) Neither the execution and delivery of this Agreement nor the consummation or performance of any obligations hereunder shall, with or without notice or lapse of time, in any material respect, contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract to which VMRx is a party.

Exhibit 10.2

(4)

VMRx is not and shall not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of its obligations hereunder.

 (c)

Survival. The representations and warranties under this Section 11 shall survive the termination of this Agreement.

12.

Indemnification, Insurance and Limitations on Liability.

(a)

Indemnification by RxFS .  Subject to the limitations specified in this Section 12, RxFS shall indemnify, hold harmless and defend VMRx and each person or entity that is a stockholder, officer, director, partner, employee, affiliate or agent of VMRx from and against any and all losses, claims, damages, liabilities, whether joint or several, expenses (including reasonable legal fees and expenses), judgments, fines and other amounts paid in settlement, incurred or suffered by any such person or entity arising out of or in connection with (i) the inaccuracy of any representation or warranty made by RxFS hereunder, (ii) any breach of this Agreement by RxFS ,  (iii) any negligent act or omission by RxFS or its employees or agents in connection with the performance by RxFS or its employees or agents of the Fulfillment Services hereunder, provided such negligent act or omission was not done or omitted at the direction of VMRx ; or (iv) any action for personal injury, death, disability, property damage or cause of action relating to drugs dispensed by RxFS under this contract, the failure to properly and timely dispense drugs under this contract or the failure to comply with applicable regulatory rules or regulations in connection with the dispensing of drugs under this agreement.

(b)

Indemnification by VMRx .  Subject to the limitations specified in this Section 12, VMRx shall indemnify, hold harmless and defend RxFS and each person or entity that is a stockholder, officer, director, partner, employee, affiliate or agent of RxFS from and against any and all losses, claims, damages, liabilities, whether joint or several, expenses (including reasonable legal fees and expenses), judgments, fines and other amounts paid in settlement, incurred, or suffered by any such person arising out of or in connection with (i) the inaccuracy of any representation or warranty made by VMRx hereunder, (ii) any breach of this Agreement by VMRx , (iii) any negligent act or omission by VMRx or its employees or agents in connection with the performance by VMRx or its employees or agents required of VMRx hereunder, provided such negligent act or omission was not done or omitted at the direction of RxFS ..

(c)

Notice and Defense of Third-Party Claims.  If a claim for indemnification hereunder arises from a claim or demand from a third party, the rights of the indemnified parties to be indemnified pursuant to this Agreement and any Schedule shall be governed by the following:

Exhibit 10.2

(1)

Promptly after receipt by an indemnified party of notice of any claim, allegation or facts which may result in a claim for indemnification hereunder, an indemnified party shall give the indemnifying party prompt notice thereof. The failure to give such notice shall not affect the indemnified party's ability to seek reimbursement unless such failure has materially and adversely affected the indemnifying party's ability to defend the claims.

(2)

An indemnified party shall have the right (i) to employ separate counsel in any action as to which indemnification may be sought under any provision of this Agreement and to participate in the defense thereof, or (ii) to the extent that it may wish, jointly with any other indemnified party, to assume the defense of any such action with counsel reasonably satisfactory to the indemnifying party, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (x) the indemnifying party has agreed in writing to pay such fees and expenses, (y) the indemnifying party has failed to assume the defense thereof without reservation and employ counsel within a reasonable period of time after being given the notice required above, and as a consequence thereof the indemnified party has employed separate counsel to protect its rights, or (z) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party and such indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties having actual or potential differing interest with the indemnifying party.

(3) The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment against any indemnified party in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified parties to the extent provided above from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

(d)

Limitations on Liability.  IN NO EVENT SHALL EITHER PARTY'S LIABILITY HEREUNDER INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF SUCH PARTY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

Exhibit 10.2

(e)

Dispute Resolution. To be selected jointly by two mediators selected by the parties.

(1)

If there is any controversy, dispute or claim arising out of or relating to interpretation or breach of this Agreement, the parties will endeavor to settle it promptly.

(2)

If such a dispute cannot be resolved, the parties will promptly initiate and participate in good faith mediation of the dispute, with the mediator to be selected jointly by the parties or, if the parties cannot agree upon a mediator, by a mediator to be selected jointly by two mediators selected by the parties.

(3)

If the dispute is not resolved through mediation, the parties will promptly submit such dispute to binding arbitration in accordance with the Commercial Arbitration Rules and regulations of The American Arbitration Association ("AAA"), with the arbitrator to be a retired federal or state court judge jointly selected by the parties or, if the parties cannot agree, by an arbitrator that satisfies such qualifications and that is jointly selected by two arbitrators selected by the parties. Judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction.

(4)

Nothing shall prevent either party from directly seeking injunctive or other equitable relief from any court of competent jurisdiction in situations where damages would not adequately compensate for an alleged breach of this Agreement.

(5)

The prevailing party in any mediation, arbitration or legal action to enforce or interpret this Agreement shall be entitled to recover from the non-prevailing party all costs and expenses, including reasonable attorneys' fees, incurred in such action or proceeding.

(f)

Survival. The provisions of this Section shall survive the termination of this Agreement.

13.

Confidentiality.

(a)

General.  As used herein, "Confidential Information" means (i) the terms and provisions of this Agreement and any related documents delivered concurrently herewith, and (ii) all computer hardware, all software, all data, reports, analyses, compilations, studies, interpretations, forecasts, records and other materials (in whatever form maintained, whether documentary, computer storage or otherwise) that contain or otherwise reflect information concerning VMRx , RxFS , any of their subsidiaries or affiliates, or any portion thereof, that one party or its Agents may provide to the Receiving Party or its Agents in connection with this Agreement ("Provided Information"), together with all data, reports, analyses, compilations, studies, interpretations, forecasts, records or (ii) other materials (in whatever form maintained, whether documentary, computer storage or otherwise) prepared by the Disclosing Party receiving Provided Information or its Agents that contain or otherwise reflect or are based upon, in whole or in part, any Provided Information or that reflect the review of, interest in, or evaluation of all or any portion of the transactions contemplated by this Agreement and any related documents delivered concurrently herewith ("Derived Information"). As used herein, "Agents" means, collectively, the respective directors, employees, controlling persons or attorneys of the parties. As used herein, the term "person" shall be broadly interpreted to include, without limitation, any corporation, partnership, trust or individual; the  term "Receiving Party" shall mean the person receiving Provided Information; and the term "Disclosing Party" shall mean the person delivering the Provided Information.

(b)

Acknowledgement.  The parties hereby agree that all Confidential Information shall be kept confidential and shall not, without the prior written consent of the Disclosing Party, be disclosed by the Receiving Party in any manner whatsoever, in whole or in part, other than to the Disclosing Party's Agents, and shall not be used, directly or indirectly, for any purpose other than in connection with this Agreement and not in any way inherently detrimental to the other party. Moreover, the parties agree to reveal Confidential Information only to their Agents if and to the extent that such Agents, have a strict need to know such Confidential Information for the purpose of the Receiving Party satisfying its obligations under this Agreement and are informed of the confidential nature of the Confidential Information and agree to be bound by the terms and conditions of this Agreement. The parties shall each be responsible for any breach of this Agreement by their respective Agents (including Agents who, subsequent to the first date of disclosure of Confidential Information hereunder, become former Agents). Moreover, the parties shall take all reasonably necessary measures to restrain their respective Agents (and former Agents) from unauthorized disclosure or use of the Confidential Information.

(c)

Exceptions.  Notwithstanding anything in this Agreement to the contrary, Confidential Information shall not include any information which:

 (1)

at the time of disclosure to the Receiving Party is generally available to and known by the public (other than as a result of any disclosure made directly or indirectly or other action or inaction by the Receiving Party or anyone to whom the Receiving Party or any of its Agents transmit or transmitted any Confidential Information);

(2)

becomes publicly available in the future (other than as a result of a disclosure made directly or indirectly or other action or inaction by the Receiving Party or anyone to whom the Receiving Party or any of its Agents transmit or have transmitted any Confidential Information);

(3)

was available to the Receiving Party or its Agents on a non-confidential basis from a source other than the Disclosing Party or any of its Subsidiaries or affiliates or any of their respective Agents providing such information (provided that to the best of the Receiving Party's knowledge, after due inquiry, such source is not or was not bound to maintain the confidentiality of such information); or

Exhibit 10.2

(4)

has been independently acquired or developed by the Receiving Party without violating any of its obligations under this Agreement, provided such independent development can reasonably be proven by the Receiving Party upon written request.

In the event that a party or any of such party's Agents become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information of the other party, that party or person under the legal compulsion (the "Compelled Party") from whom such information is being sought shall, unless prohibited by law, provide the party to whom such Confidential Information belongs with prompt prior written notice of such requirement so that it may seek a protective order or other appropriate remedy, or both, or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, or the other party waives compliance with the provisions hereof, the Compelled Party agrees to furnish only such portion of the Confidential Information that the Compelled Party is advised by written opinion of its counsel is legally required to be furnished by it and shall exercise its reasonably best efforts to obtain reliable assurance that confidential treatment shall be accorded such Confidential Information. Notwithstanding the foregoing, to the extent required under applicable state and federal securities laws, either party may file this Agreement as an exhibit with federal and state securities filings, provided that each party shall use its best efforts to obtain confidential treatment of the portions of this Agreement that contain Confidential Information. In this regard, the party making such filing shall obtain the prior written consent of the other party, which consent shall not be unreasonably withheld.

(d)

Use of Confidential Information.  Each party shall be subject to the obligations under this Section 13 until the expiration of three (3) years following the termination of this Agreement. Other than as specifically provided in this Agreement, neither party shall duplicate the Disclosing Party's Confidential Information for any purpose other than for the performance of its obligations under this Agreement and for the benefit of the Disclosing Party; or use the Disclosing Party's Confidential Information for any reason or purpose other than as expressly permitted in this Agreement.

(e)

Return of Confidential Information.  Upon termination of this Agreement or if either party so requests, the Receiving Party shall return to the Disclosing Party or destroy all copies of the Confidential Information in its possession and the possession of its Agents and will destroy all copies of any Derived Information; provided, however, that this Agreement will continue to apply to the Confidential Information and/or Derived Information contained or reflected in such copies.

Exhibit 10.2

(f)

Equitable Relief.  The Parties agree that they would be irreparably injured by a breach of this Agreement by the other party or its Agents and that the other party shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Section 13. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 13 by either party or their Agents, but shall be in addition to all other remedies available at law or in equity.

14.

Miscellaneous Provisions.

(a)

Notices. All notices, demands, requests, approvals, consents or other communications to be given or delivered under this Agreement ("Notices") will be in writing and will be deemed to have been given

(1)

when delivered in person or by courier or confirmed facsimile;

(2)

upon confirmation of receipt when sent by certified mail, return receipt requested; or

(3)

five (5) days after deposit in first class U.S. mail, as the case may be to the addresses indicated below:

If to RxFS :

Rx Fulfillment Services, Inc.

9100 Southwest Freeway

Suite 130 A

Houston, Texas  77074

Attention: Daryl Webster, CFO

Facsimile: (713) 988-7034

If to VMRx :

VMRx, Inc.

8807 Colesville Rd

Suite 2

Silver Springs, MD 20910

Attention: Ernest L. Carter, Jr., President

Facsimile: (301) 565-4349

or to such other addresses as a party may designate from time to time by written notice to the other party.

(b)

Severability. Whenever possible, each provision of this Agreement and any Schedule shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Exhibit 10.2

(c)

Amendment and Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon any party hereto only if such amendment or waiver is set forth in a writing executed by such party. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement. The waiver of any default, or the remedying of any default in any manner, shall not operate as a waiver of any other prior or subsequent default. No extension of time for the performance of any obligation or act shall be deemed to be an extension of time for the performance of any other obligation or act hereunder. No delay or omission by a party to exercise rights hereunder shall impair any such rights or shall be construed to be a waiver of any such default or any acquiescence therein.

(d)

Complete Agreement. This Agreement, all Schedules and exhibits hereto and any related documents delivered concurrently herewith, contain the complete agreement between the parties relating to the Fulfillment Services and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may be related to the subject matter hereof in any way.

(e)

Further Assurances.

The parties will each execute such other documents and take such actions as the other may reasonably request in order to effect the relationships, services and activities contemplated by this Agreement and to account for and document those activities.

(f)

Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement,  and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

(g)

Governing Law. The internal law, and not the law of conflicts, of the State of Texas will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

(h)

Assignment.  This Agreement and all of the provisions will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interest or obligations set forth in each may be assigned by any party hereto without the prior written consent of the other party hereto, which shall not be unreasonably withheld. Notwithstanding the foregoing, VMRx shall have the right to assign this Agreement to any wholly owned subsidiary of VMRx ..

Exhibit 10.2

(i)

Interpretation.  Each party acknowledges it has participated in the negotiation and preparation of this Agreement, and has reviewed this Agreement and had the opportunity to consult with its counsel and accountants with respect to its terms. Therefore, each Party agrees that the rule of construction to the effect that any ambiguities in a document shall be interpreted against the drafting party, will not be utilized in the interpretation, construction, or enforcement of this Agreement, and no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or other instrument subject hereto.

(j)

Force Majeure.  Neither party shall be liable for any failure of or delay in the performance of this Agreement for the period that such failure or delay is due to acts of God, public enemy, war, strikes or labor disputes, or any other cause beyond the parties' reasonable control (each a "Force Majeure"), it being understood that lack of financial resources shall not to be deemed a cause beyond a party's control. Each party shall notify the other party promptly of the occurrence of any Force Majeure and carry out this Agreement as promptly as practicable after such Force Majeure is terminated. The existence of any Force Majeure shall not extend the term of this Agreement.

(k)

Counterparts.  This Agreement may be signed in any number of counterparts.

IN WITNESS WHEREOF, the parties hereto executed this Agreement effective as of the date first set forth above.

VMRx:

Rx FULFILLMENT SERVICES, INC.:

8807 Colesville Rd, Suite 2,

9100 Southwest Freeway, Suite 130A

Silver Springs, MD 20910

Houston, TX 77074

202.528.6262  Phone / 301.565-4349 Fax

713.776.8984 Phone/713.988.7034 Fax

By

 //s// Ernest L. Carter, Jr.

By

//s// Daryl K. Webster

Ernest L. Carter, Jr., CEO

Daryl K. Webster, CFO